CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement File Numbers 333-92427, 333-15307 and 333-15311.



                                               ARTHUR ANDERSEN LLP

Vienna, VA
June 26, 2001